UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 6, 2006
JOHN B. SANFILIPPO & SON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19681 (Commission File Number)	36-2419677 (I.R.S. Employer Identification Number)
2299 Busse Road, Elk Grove Village, Illinois 60007
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 593-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2006, the Board of Directors of John B. Sanfilippo & Son, Inc. (the “Company”) approved a succession plan for the Company’s Chief Executive Officer, Jasper B. Sanfilippo. Pursuant to the succession plan on November 6, 2006, Jasper B. Sanfilippo resigned as the Company’s Chief Executive Officer. At that time, Mr. Sanfilippo was reelected as Chairman of the Board by the Company’s Board of Directors. Mr. Sanfilippo intends to retire as an employee of the Company on January 1, 2008.
Also on November 6, 2006, the following executive officers were elected by the Company’s Board of Directors. The Company has not entered into any employment agreements with the individuals listed below.

Chairman of the Board:	Jasper B. Sanfilippo (previously Chief Executive Officer and Chairman of the Board)

Chief Executive Officer:	Jeffrey T. Sanfilippo (previously Executive Vice President of Sales and Marketing)

Chief Operating Officer and President:	Jasper B. Sanfilippo, Jr. (previously Executive Vice President of Operations)

Chief Financial Officer and Group President:	Michael J. Valentine (previously Executive Vice President of Finance and CFO)

Chief Information Officer:	James A. Valentine (previously Executive Vice President of Information Systems)
Jasper B. Sanfilippo, Chairman of the Board, age 75 — Mr. Sanfilippo has been employed by the Company since 1953. Mr. Sanfilippo served as the Company’s President from 1982 to December 1995 and served as Treasurer from 1959 to October 1991. He became Chairman of the Board and Chief Executive Officer in October 1991 and has been a member of the Company’s Board of Directors since 1959. Mr. Sanfilippo was also a member of the Company’s Compensation Committee until April 28, 2004 (when that Committee was terminated and its responsibilities assumed by the Compensation, Nominating and Corporate Governance Committee) and was a member of the Stock Option Committee until February 27, 1997 (when that Committee was disbanded). On May 8, 2006, the Company’s Board of Directors approved a succession plan for the Company’s Chief Executive Officer. Pursuant to the succession plan, on November 6, 2006, Mr. Sanfilippo retired as the Company’s Chief Executive Officer. At that time, Mr. Sanfilippo was reelected as Chairman of the Board by the Company’s Board of Directors. Mr. Sanfilippo intends to retire as an employee of the Company on January 1, 2008. Mr. Sanfilippo is the father of Jasper B. Sanfilippo, Jr. and Jeffrey T. Sanfilippo, both of whom are executive officers and directors of the Company, the brother-in-law of Mathias A. Valentine, a director of the Company, the uncle of Michael J. Valentine, a director and an executive officer of the Company, and James A. Valentine, an executive officer of the Company. Mr. Sanfilippo is also the uncle by marriage of Timothy R. Donovan, a director of the Company.
Jeffrey T. Sanfilippo, Chief Executive Officer and Director, age 43 — Mr. Sanfilippo has been employed by the Company since 1991 and was named its Executive Vice President Sales and Marketing in January 2001. Mr. Sanfilippo became a director of the Company in August 1999. He served as Senior Vice President Sales and Marketing from August 1999 to January 2001 and as General Manager West Coast Operations from September 1991 to September 1993. He served as Vice President West Coast Operations and Sales from October 1993 to September 1995. He served as Vice President Sales and Marketing from October 1995 to August 1999. On May 8, 2006, the Company’s Board of Directors approved a succession plan to be finalized and adopted by the Board of Directors. Pursuant to the plan, on November 6, 2006, the Board of Directors of the Company named Mr. Sanfilippo Chief Executive Officer of the Company. Mr. Sanfilippo is the son of Jasper B. Sanfilippo, the Company’s Chairman of the Board, the nephew of Mathias A. Valentine, a director of the Company, the brother of Jasper B. Sanfilippo, Jr., an executive officer and director, the cousin of Michael J. Valentine, an executive officer and director, and James A. Valentine, an executive officer. Mr. Sanfilippo is also a first cousin by marriage of Timothy R. Donovan, a director of the Company.
Jasper B. Sanfilippo, Jr., Chief Operating Officer, President and Director, age 38 — Mr. Sanfilippo has been employed by the Company since 1992 and in 2001 was named Executive Vice President Operations, retaining his position as Assistant Secretary, which he assumed in December 1995. Mr. Sanfilippo was appointed as a member of the Board of Directors in December 2003. He became the Company’s Senior Vice President Operations in August 1999 and served as Vice President Operations between December 1995 and August 1999. Prior to that, Mr. Sanfilippo was the General Manager of the Company’s Gustine, California facility beginning in October 1995, and from June 1992 to October 1995 he served as Assistant Treasurer and worked in the Company’s Financial Relations department. On May 8, 2006, the Company’s Board of Directors approved a succession plan to be finalized and adopted by the Board of Directors. Pursuant to the plan, on November 6, 2006 the Board of Directors of the Company named Mr. Sanfilippo Chief Operating Officer and President of the Company. Mr. Sanfilippo is the son of Jasper B. Sanfilippo, the Company’s Chairman of the Board, the nephew of Mathias A. Valentine, a member of the Board of Directors, the brother of Jeffrey T. Sanfilippo and the cousin of Michael J. Valentine, both of whom are executive officers and members of the Board of Directors, and James A. Valentine, one of the Company’s executive officers. Mr. Sanfilippo is also a first cousin by marriage of Timothy R. Donovan, a member of the Company’s Board of Directors.

Michael J. Valentine, Chief Financial Officer, Group President and Director, age 47 — Mr. Valentine has been employed by the Company since 1987 and in January 2001 was named Executive Vice President Finance, Chief Financial Officer and Secretary. Mr. Valentine was elected as a director of the Company in April 1997. Mr. Valentine served as the Company’s Senior Vice President and Secretary from August 1999 to January 2001. He served as Vice President and Secretary from December 1995 to August 1999. He served as the Company’s Assistant Secretary and General Manager of External Operations from June 1987 and 1990, respectively, to December 1995. On May 8, 2006, the Company’s Board of Directors approved a succession plan to be finalized and adopted by the Board of Directors. Pursuant to the plan, on November 6, 2006 the Board of Directors of the Company named Mr. Valentine Chief Financial Officer and Group President of the Company. Mr. Valentine is the son of Mathias A. Valentine, a director of the Company, the brother of James A. Valentine, an executive officer of the Company, the nephew of Jasper B. Sanfilippo, the Company’s Chairman of the Board, and cousin of Jasper B. Sanfilippo, Jr. and Jeffrey T. Sanfilippo, both of whom are executive officers and directors. Mr. Valentine is also a first cousin by marriage of Timothy R. Donovan, a director of the Company.
James A. Valentine, Chief Information Officer, age 42 — Mr. Valentine has been employed by the Company since 1986 and in August 2001 was named Executive Vice President Information Technology. Mr. Valentine served as Senior Vice President Information Technology from January 2000 to August 2001 and as Vice President of Management Information Systems from January 1995 to January 2000. On May 8, 2006, the Company’s Board of Directors approved a succession plan to be finalized and adopted by the Board of Directors. Pursuant to the plan, on November 6, 2006 the Board of Directors of the Company named Mr. Valentine Chief Information Officer of the Company. Mr. Valentine is the son of Mathias A. Valentine, a director of the Company, the brother of Michael J. Valentine, an executive officer of the Company, the nephew of Jasper B. Sanfilippo, the Company’s Chairman of the Board, and cousin of Jasper B. Sanfilippo, Jr. and Jeffrey T. Sanfilippo, both of whom are executive officers and directors. Mr. Valentine is also a first cousin by marriage of Timothy R. Donovan, a director of the Company.
CERTAIN TRANSACTIONS
Below is a summary of certain transactions between the Company and the Company’s directors or executive officers, including Jeffrey T. Sanfilippo, Jasper B. Sanfilippo, Jr., Michael J. Valentine and James A. Valentine, or persons with whom they are related or entities in which they have an interest. The Company has adopted a formal written policy regarding the review and approval of related party transactions. In accordance with this policy, the Company’s Audit Committee must review all such transactions, and may approve related party transactions if the Audit Committee determines that they are on terms, including levels of service and quality, that are at least as favorable to the Company as could be obtained from unaffiliated parties. In addition, the Company’s Board, at its election, may designate a special committee of independent directors to review and approve other related party transactions. The Company’s Audit Committee and any special committee may engage advisors to assist it in making the required evaluation of the terms of the proposed transactions. With the exception of the employment arrangements, all transactions outlined below have been approved by the Company’s Audit Committee. The transactions were entered into on terms, including levels of service and quality, which the Company believes to be at least as favorable as could be obtained from unaffiliated parties.
Sales of Property and Lease Arrangements
In order to facilitate the Company’s facility consolidation project, the company’s Board of Directors appointed an independent board committee to explore alternatives with respect to the company’s existing leases for the properties owned by two related party partnerships. After negotiations with the partnerships, the independent committee approved several proposed transactions. Subsequently, the Company entered into several agreements with the partnerships in order to facilitate, among other things, the following transactions.
During a portion of fiscal 2006 the Company continued to lease under the terms of the Company’s existing lease agreement a warehousing and retail facility in Des Plaines, Illinois (the “Des Plaines Facility”) from a land trust in which the sole beneficiary is the 300 East Touhy Limited Partnership (the “Touhy Partnership”). The general partner of the Touhy Partnership is Touhy Properties, Inc. The shareholders of Touhy Properties, Inc. and the limited partners of the Touhy Partnership include Jasper B. Sanfilippo and Mathias A. Valentine both of whom are stockholders and directors, their respective spouses (Marian Sanfilippo and Mary Valentine), Anne Karacic and Rose Laketa (sisters of Mr. Sanfilippo), Rosalie Sanfilippo (Mr. Sanfilippo’s mother) and Rita Zadurski (Ms. Laketa’s daughter). The Touhy Partnership sold this facility to an unrelated third party in March 2006. The Company’s lease was terminated at that time with no penalty or cost to the Company. The Company paid $213,819 of lease payments and approximately $129,000 of real estate taxes and insurance premiums during fiscal 2006.

During fiscal 2006, the Company continued to lease, under the terms of the Company’s existing lease agreement, the Company’s production and office facilities at 2299 Busse Road, Elk Grove Village, Illinois (the “Busse Road Facility”) from a land trust (the “Busse Land Trust”) that owns the Busse Road Facility. The sole beneficiary of the Busse Land Trust is the Arthur/Busse Limited Partnership (the “Busse Partnership”). The general partner of the Busse Partnership is Arthur/Busse Properties, Inc. The shareholders of Arthur/Busse Properties, Inc. and the limited partners of the Busse Partnership are Jasper B. Sanfilippo, Marian Sanfilippo, Mathias A. Valentine, Mary Valentine, Anne Karacic, Rose Laketa and Rosalie Sanfilippo. The Company paid $1.02 million of lease payments during fiscal 2006 and $35,689 of lease payments in fiscal 2007 prior to the sale. The Company paid approximately $357,000 of real estate taxes and insurance premiums during fiscal 2006.
The Company constructed an addition to the Busse Road Facility that is situated on property owned by the Busse Land Trust and on property owned by the Company, which the Company purchased in 1989. In July 2006 the Company sold the portion of the facility the Company owned to the Busse Partnership for $2.0 million. The sale price was determined after extended arms-length negotiations between the Company and the Busse Partnership. In July 2006, the Busse Partnership sold the Busse Road Facility to an unrelated third party. The Company’s lease was terminated at that time with no penalty or cost. The Company then entered into a lease arrangement with the unrelated third party, and will continue the lease with respect to the Busse Road Facility until such time as the Company is able to transfer production from the Busse Road Facility to the new facility in Elgin, Illinois.
The Company sold and leased back its facility located in Selma, Texas to the Busse Partnership and the Touhy Partnership in September 2006. The Company acquired the Selma, Texas facility in 1992. The sale price, which was determined by Joseph J. Blake and Associates, Inc., an independent appraiser, was $14.3 million. The term of the lease is ten years with three five year renewal options. The Company’s lease payment will be fixed at $109,052 per month through the fifth anniversary date at which time a lease payment adjustment will be made based on a Consumer Price Index Factor. This lease payment is based on $4.00 per rentable square foot which is the fair market value of such space. The lease payments for each of the five year renewal options are subject to an adjustment based on the prevailing market rate for similar property. The Company has the option to purchase the facility commencing on the fifth anniversary of the lease agreement and is irrevocable through any of the renewal periods. The purchase price shall be the greater of $14.3 million or ninety-five percent (100% in certain circumstances) of the fair market value. The Company also has a right of first refusal provision to match any offer that may be made on the leased premises from a third party.
Prior to acquiring the Elgin, Illinois site being used for the Company’s facility consolidation project, the company and certain related party partnerships entered into a Development Agreement with the City of Elgin, Illinois (the “Development Agreement”) for the development and purchase of the land where a new facility could be constructed (the “Original Site”). The Development Agreement provided for certain conditions, including but not limited to the completion of environmental and asbestos remediation procedures, the inclusion of the property in the Elgin enterprise zone and the establishment of a tax incremental financing district covering the property. The Company fulfilled its remediation obligations under the Development Agreement during fiscal 2005. On February 1, 2006, the Company and the related party partnerships entered into a termination agreement with the City of Elgin (the “City”) whereby the Development Agreement was terminated and the City became obligated to convey the property to the Company and the partnerships within thirty days. The partnerships subsequently agreed to convey their respective interests in the Original Site to the Company by quitclaim deed without consideration. On March 28, 2006, JBSS Properties, LLC (“JBSS LLC”), a wholly owned subsidiary of the Company, acquired title to the Original Site by quitclaim deed, and JBSS LLC entered into an Assignment and Assumption Agreement (the “Agreement”) with the City. Under the terms of the Agreement, the City assigned to the Company all the City’s remaining rights and obligations under the Development Agreement. The Company is currently marketing the Original Site to potential buyers.
Supplier, Vendor, Broker and Other Arrangements
During fiscal 2006, the Company purchased approximately $8.44 million of raw materials and $1.36 million of equipment, supplies and services from Clear Lam Packaging, Inc. (“Clear Lam”) an entity in respect of which Marian Sanfilippo is an officer and owns 11% of the outstanding stock. Jasper B. Sanfilippo, a stockholder and director of the Company, serves as a director of Clear Lam. The five children of Jasper B. Sanfilippo, including Jeffrey T. Sanfilippo and Jasper B. Sanfilippo, Jr., own the balance of Clear Lam either directly or as equal beneficiaries of a trust. All of the beneficiaries are directors of Clear Lam with two of the beneficiaries being officers of the entity. All five of the beneficiaries are stockholders of the Company. Two of the beneficiaries of the trust (Jeffrey T. Sanfilippo and Jasper B. Sanfilippo, Jr.) are officers and directors of the Company. The Company anticipates that it will continue to make such purchases from Clear Lam in fiscal 2007 and thereafter. During fiscal 2006, the Company leased 436 square feet of the Company’s Selma, Texas facility to Clear Lam on a month to month basis. Clear Lam paid a rental fee of $196.20 a month, a rate that was comparable to that of the other tenant (a non-related party) that leases space at the Selma, Texas facility. This lease arrangement was terminated in January 2006.
During fiscal 2006, the Company purchased approximately $425 thousand of raw materials and $257 thousand of supplies from JRC Color Corp. (“JRC”). The Company anticipates that it will continue to purchase raw materials and supplies from JRC in fiscal 2007. JRC is one third owned by Jerome Evon, the brother-in-law of Jasper B. Sanfilippo, Jr. and Jeffrey T. Sanfilippo.
During fiscal 2006, the Company compensated the following employees who are related to the Company’s directors or executive officers. Roseanne Christman, Director of Creative Services, is the sister-in-law of Timothy R. Donovan, a director of the Company. Roseanne Christman’s total compensation for fiscal 2006 was $176,055 including $50,004 related to stock options exercised. Lisa Evon, Industrial Sales Manager, is the daughter of Jasper B. Sanfilippo, the Company’s Chairman of the Board, and the sister of Jasper B. Sanfilippo, Jr. and Jeffrey T. Sanfilippo, both of whom are executive officers and directors of the Company. Lisa Evon’s total compensation for fiscal 2006 was $92,671. Edward J. Fabsits, Director of Thrift Store Operations, is the brother-in-law of Jasper B. Sanfilippo, the Company’s Chairman of the Board. Edward J. Fabsits’ total compensation for fiscal 2006 was $74,969.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.
November 13, 2006	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer and Group President